UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SHINER INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SHINER INTERNATIONAL, INC.
19th Floor, Didu Building, Pearl River Plaza
No. 2 North Longkun Road
Haikou, Hainan Province, 570125
People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 15, 2015

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Shiner International, Inc., a Nevada corporation (the “Company”), will be held on Monday, December 15, 2015, at 10 a.m., local time, at Xiandai Garden 11-4, Haide Rd. 9, Longhua Qu, Haikou, Hainan Province, 570125 People’s Republic of China, for the following purposes:

1.

To elect the three individuals listed in the accompanying Proxy Statement to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the selection by the Audit Committee of MJF & Associates, APC (“MJF”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	To have an advisory vote to approve the compensation of our named executive officers as disclosed in the attached Proxy Statement;

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

If you owned our common stock at the close of business on November 2, 2015, you may attend and vote at the Annual Meeting.

A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this Notice. Our 2014 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote via a toll-free telephone number or over the Internet.

Sincerely,

/s/ Qingtao Xing
Qingtao Xing
Chief Executive Officer
November 4, 2015

SHINER INTERNATIONAL, INC.
19th Floor, Didu Building, Pearl River Plaza
No. 2 North Longkun Road
Haikou, Hainan Province, 570125
People’s Republic of China

_______________________________

PROXY STATEMENT
_______________________________

The Board of Directors (the “Board”) of Shiner International, furnishing this proxy statement (the “Proxy Statement”) Annual Meeting of Stockholders (the “Annual Meeting”). a.m., local time, at Xiandai Garden 11-4, Haide Rd. 9, Longhua

It is anticipated that the Notice of Internet Availability of Proxy Materials will be mailed to stockholders on or about November 5, 2015.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is this proxy statement?

You have received this Proxy Statement and our 2014 Annual Report (the “Annual Report”) because our Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will act upon the matters described in this Proxy Statement. These actions include the election of directors; ratification of the appointment of the independent registered public accounting firm (which we sometimes refer to as the “independent auditors”); and an advisory (that is, nonbinding) vote on executive compensation. An additional purpose of the Annual Meeting is to transact any other business that may properly come before the Annual Meeting and any and all adjournments or postponements of the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders of record at the close of business on November 2, 2015 (the “Record Date”), or their duly appointed proxies, may attend the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on four proposals at the annual meeting:

•	the election of directors;

•	the ratification of MJF as the Company’s independent auditors for the fiscal year ending December 31, 2015: and

•	an advisory vote on executive compensation.

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What are the Board’s recommendations?

Our Board recommends that you vote:

•	FOR election of the nominated directors;

•	FOR ratification of MJF as the Company’s independent auditors for the fiscal year ending December 31, 2015;

•	FOR approval of the compensation of our named executive officers.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on November 2, 2015, which we refer to as the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 25,601,125 shares of our common stock outstanding. Holders of common stock as of the Record Date are entitled to one vote for each share held for each of the proposals. No other class of voting securities is outstanding on the date of mailing of this Proxy Statement.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the “stockholder of record.” This proxy and our Annual Report have been sent directly to you by us.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This proxy and the Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included in with your proxy materials.

How do I vote my shares?

Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your stockbroker, trustee or nominee. In most cases, you will be able to do this by using the Internet or telephone or by mail, if you received a printed set of the proxy materials.

By Internet – If you have Internet access, you may submit your proxy via the Internet by following the instructions provided in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement (the “Notice”), or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

By Telephone or Mail – If you received printed proxy materials, you may submit your proxy by telephone by following the instructions provided on your proxy card or voting instruction card. If you received a Notice, you may submit your proxy by telephone after accessing the proxy materials via the Internet. You may also submit your proxy by mail by signing your proxy card if your shares are registered or, for shares held beneficially in street name, by following the voting instructions included by your stockbroker, trustee or nominee, and mailing it in the envelope provided. If you provide specific voting instructions, your shares will be voted as you have instructed. Voting by telephone is not available to persons outside of the United States.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on December 14, 2015.

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If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify how your shares should be voted for each of the proposals. If you grant a proxy without indicating your instructions, your shares will be voted as follows:

•	FOR the election of the three nominees for director;

•	FOR the ratification of MJF as the Company’s independent auditors for the fiscal year ending December 31, 2015;

•	FOR the approval of the compensation of our named executive officers.

Each share of common stock is entitled to one vote. The record date for determining stockholders entitled to notice of and to vote at the annual meeting is November 2, 2015. As of that date, there were 27,541,491 shares of our common stock outstanding.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote. Under Nevada law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting.

What is a broker “non-vote” and what is its effect on voting?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.”

Proposal 2 (ratification of auditors) involves a matter that we believe will be considered routine. All other proposals involve matters that we believe will be considered non-routine. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided on your proxy card.

What is required to approve each item?

•

For Proposal No. 1 (election of directors), each director must be elected by a plurality of votes cast with respect to such director (i.e., the number of shares voted “for” a director nominee must exceed the number of votes “withheld” from that nominee). Abstentions and broker non-votes are not counted for purposes of the election of directors.

•

For Proposal No. 2 (ratification of independent auditors) and Proposal No. 3 (advisory vote on executive compensation), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the Annual Meeting and entitled to vote, is required.

•

For any other matters on which stockholders are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the Annual Meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares for routine matters.

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

Our bylaws require that, in uncontested elections, each director be elected by the majority of votes cast with respect to such director. This means that the number of shares voted “for” a director nominee must exceed the number of votes “withheld” from that nominee in order for that nominee to be elected. Only votes “for” or “withheld” are counted as votes cast with respect to a director. Abstentions and broker non-votes will have no effect.

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How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations as set forth herein. In addition, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to your shares being voted. You may revoke your proxy prior to your shares being voted by calling 1-866-752-VOTE (8683), or by accessing the Internet website https://www.iproxydirect.com/BEST, or in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Corporate Secretary at Shiner International, Inc., 19th Floor, Didu Building, Pearl River Plaza, No. 2 North Longkun Road, Haikou, Hainan Province, 570125 People’s Republic of China, or by attending and voting in person at the Annual Meeting. Unless revoked, the shares represented by timely received proxies will be voted in accordance with the directions given therein. Your most current proxy card or telephone or Internet proxy is the one that is counted.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the previously convened Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Annual Meeting.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies is borne by us.

What is “householding?”

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders of record who do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies.

Any stockholders who wish to opt out of, or wish to begin, householding may contact our Corporate Secretary through one of the following methods:

•	by sending a written request by mail to:

Shiner International, Inc.
19th Floor, Didu Building, Pearl River Plaza
No. 2 North Longkun Road, Haikou,
Hainan Province, 570125
People’s Republic of China
Attention: Corporate Secretary

•	by calling our Corporate Secretary, at (+86) 898-68581104.

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How do I learn the results of the voting at the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the date of the Annual Meeting, provided that the final results are available at such time. In the event the final results are not available within such time period, the preliminary voting results will be published in our current report on Form 8-K to be filed within such time period, and the final results will be published in an amended current report on Form 8-K/A to be filed within four business days after the final results are available.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

•	by mail to:

Shiner International, Inc.
19th Floor, Didu Building, Pearl River Plaza,
No. 2 North Longkun Road, Haikou,
Hainan Province, 570125
People’s Republic of China
Attention: Corporate Secretary

•	by telephone at (+86) 898-68581104.

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below are the names of our current directors, officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

NAME	AGE	POSITION
Qingtao Xing	36	Chief Executive Officer
Xue Zhu Xu	51	Interim Chief Financial Officer
Ming Biao Li	47	Chief Operating Officer
Yuet Ying	59	Chairman of the Board
Jian Fu	48	Director
Zhenhuan Yuan	45	Director

Set forth below are the names, ages, principal occupations, and length of service of each of the members of our Board of Directors. In addition, we briefly describe the particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that the person should serve as a director of Shiner.

Yuet Ying

Mr. Ying has served as Chairman of our Board of Directors since July 2007. Prior to that, Mr. Ying served as chairman and a director of Sino Palace Holdings Limited, Shiner’s predecessor, from January 2004 to July 2007. He served as chairman of Hainan Modern Technology Group from 1996 to December 2003. Mr. Ying holds a Bachelor’s Degree in Management from the Institute of the CPC Party School and an Advanced certificate of M.B.A. studies from Renmin People’s University. Mr. Ying is the father-in-law of Qingtao Xing, the President and Chief Executive Officer of Shiner. Mr. Ying’s history of leadership experience in the technology industry and his business education were significant to the decision to nominate him and remain important in his role as Chairman.

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Jian Fu

Mr. Fu joined our Board of Directors in July 2007. He currently serves as Shiner’s Executive Vice President of Manufacturing. From July 2007 until February 2010, he served as our Chief Executive Officer. Prior to that, Mr. Fu served as chief executive officer and a director of Sino Palace Holdings Limited, Shiner’s predecessor, from January 2004 to July 2007. He worked at Hainan Plastic Industrial Co., Ltd. as Vice Chairman of the Hainan Modern Technology Group from 1998 to December 2003 and as General Manager from 1985 to 1997. Mr. Fu holds a undergraduate degree in Plastic Engineering Technique from South China Institute of Technology and an Advanced Certificate of M.B.A. studies from Renmin University. Mr. Fu’s engineering experience and technological acumen, along with his knowledge of Shiner’s operations and previous executive experience, are attributes we value in our directors.

Zhenhuan Yuan

Mr. Yuan joined our Board of Directors in July 2010. He is the founding-partner of Sunstone International LLC, a California based investment advisory and management firm. He is also the Senior Vice President of Cunat Inc., a real estate investment and management company. Mr. Yuan served as the Vice President at Fortress Investment Group for the Shanghai Office from 2008 to 2009, where he was in charge of acquisitions and asset management. From 2006 to 2008, Mr. Yuan worked for Jones Lang LaSalle in China, where he was responsible for sourcing, negotiating and underwriting real estate investment deals in the region. Mr. Yuan received a bachelor of engineering degree from Harbin Institute of Technology and his M.B.A. degree from Cornell University. Mr. Yuan is fluent in English, Chinese and Japanese. Mr. Yuan’s extensive business background and understanding of Chinese culture and business were attributes that Shiner considered important in connection with his nomination to the Board and service on each of the Board’s standing committees and as the Company’s Audit Committee Chair.

There are no agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person. To the best of our knowledge and belief, there are no arrangements or understandings with any of our directors, executive officers, principal stockholders, customers, suppliers, or any other person, pursuant to which any of our directors or executive officers were selected.

Directors and executive officers are elected or appointed until their successors are duly elected or appointed and qualified.

Family Relationships

Except as otherwise disclosed herein, there are no family relationships among our directors or executive officers.

Except as set forth in our discussion below in “Transactions with Related Persons, Promoters and Certain Control Persons – Transactions with Related Persons,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers, directors and beneficial owners of more than 10% of a registered class of our equity securities to file with the SEC statements of ownership and changes in ownership. The same persons are required to furnish us with copies of all Section 16(a) forms they file. Except as set forth below and in our previous reports filed with the SEC, we believe that all of our executive officers, directors and beneficial owner of more than 10% of a registered class of our equity securities complied with the applicable filing requirements during 2014.

In making these statements, we have relied upon examination of the copies of all Section 16(a) forms provided to us and the written representations of our executive officers, directors and beneficial owners of more than 10% of a registered class of our equity securities.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

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Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with our high standards. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on our website at http://www.shinerinc.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, Shiner International, Inc., 19th Floor, Didu Building, Pearl River Plaza, No. 2 North Longkun Road, Haikou, Hainan Province, 570125 People’s Republic of China.

Governance Structure

The Board believes that the interests of all stockholders are best served at the present time through a leadership model with a separate Board Chair and CEO. However, the Board retains authority to combine the positions of Board Chair and CEO at any time. The current CEO and Board Chair possess an in-depth knowledge of the Company, its integrated operations, the packaging industry in China, and the array of challenges to be faced, gained through years of combined experience in the industry. The Board believes that these experiences and other insights put them in the best position to provide broad leadership for the Company and the Board, respectively, as they consider strategy and exercise fiduciary responsibilities to stockholders, as the case may be.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors’ oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has internal processes and an internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:

•

The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics programs, including the Code of Ethics. The Audit Committee members meet separately with representatives of the independent auditing firm; and

•

The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

The Board and Committees of the Board

Our Board of Directors oversees our business and affairs and monitors the performance of management. Management is responsible for the day-to-day operations of our company. Our Board of Directors is comprised of Messrs. Yuet Ying, Jian Fu and Zhenhuan Yuan. Our board has determined that Mr. Zhenhuan Yuan is an “independent director” within the meaning of applicable Nasdaq Stock Market rules and the rules promulgated by the SEC.

During 2014, the board met 4 times and acted by unanimous consent 4 times. We had three standing committees in 2014 - an audit committee, a compensation committee and a nominating committee. Each of our directors attended at least 75% of the meetings of the board and meetings of the committees on which they served that were held in 2014 during the term of their service on the board and each committee. We strongly encourage our Board of Directors to attend our annual meeting of stockholders.

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The table below provides 2014 membership and meeting information for each of the committees.

Name	Audit	Compensation	Nominating
Jian Fu
Yuet Ying
Zhenhuan Yuan	X	X*	X

2014 Meetings	4	0	1
2015 Consents	4	0	1

* Sole Member and Committee Chair

Audit Committee and Audit Committee Financial Expert

The Audit Committee is responsible for: monitoring the quality, reliability and integrity of the accounting policies and financial statements of Shiner; overseeing our compliance with legal and regulatory requirements; reviewing the independence, qualifications and performance of our internal and external auditors; overseeing the performance of Shiner’s internal audit function and independent auditors; reviewing and monitoring the provisions of non-audit services performed by our independent auditors; and preparing a committee report as required by the SEC to be included in our annual proxy statement. Our Board of Directors has made an affirmative determination that each member of the Audit Committee (a) is an “independent director” as that term is defined by Nasdaq Marketplace Rules and (b) satisfies Nasdaq Marketplace Rules relating to financial literacy and experience.

Our Board of Directors has adopted a written Audit Committee charter, a copy of which may be viewed on the “Annual Meeting” page of our website located at www.shinerinc.com/annualmeeting.html or a printed copy may be obtained by making a written request to Corporate Secretary, Shiner International, Inc., at 19/F, Didu Building, Pearl River Plaza, No. 2 North Longkun Road, Haikou, Hainan Province, China 570125.

The Board of Directors has examined the composition of the Audit Committee in light of the listing standards of the Nasdaq Stock Market and the regulations under the Securities Exchange Act of 1934 (“Exchange Act”) applicable to audit committees. Based upon this examination, the Board of Directors has determined that each of the audit committee members is an “independent” director within the meaning of such listing standards and the Exchange Act and the rules and regulations thereunder. Mr. Zhenhuan Yuan qualifies as an “audit committee financial expert” as that term is defined in applicable regulations of the SEC.

The Report of the Audit Committee regarding the audited financial statements of the Company for the fiscal year ended December 31, 2014 is located on Exhibit A to this Proxy Statement.

Compensation Committee

The Compensation Committee is responsible for recommending compensation arrangements for our executive officers; evaluating the performance of our chief executive officer; and administering our compensation plans. All members of the Compensation Committee are independent under the standards for independence established by the applicable Nasdaq Marketplace Rules. Our Board of Directors has adopted a written compensation committee charter, a copy of which may be viewed on the “Annual Meeting” page of our website located at www.shinerinc.com/annualmeeting.html or a printed copy may be obtained by making a written request to Corporate Secretary, Shiner International, Inc., at 19/F, Didu Building, Pearl River Plaza, No. 2 North Longkun Road, Haikou, Hainan Province, China 570125.

Nominating Committee

The Nominating Committee is responsible for, among other thing, assisting the board in identifying individuals qualified to become members of the board and executive officers, selecting, or recommending that the board select, director nominees for election as directors by the stockholders, developing and recommending to the Board a set of effective governance policies and procedures applicable to Shiner, and recommending to the board director nominees for each committee. All members of the Nominating Committee are independent under the standards for independence established by the applicable Nasdaq Marketplace Rules. The nominating committee acts under a written charter adopted by our Board of Directors (a copy of which may be viewed on the “Annual Meeting” page of our website located at www.shinerinc.com/annualmeeting.html or a printed copy may be obtained by making a written request to Corporate Secretary, Shiner International, Inc., at 19/F, Didu Building, Pearl River Plaza, No. 2 North Longkun Road, Haikou, Hainan Province, China 570125).

Nominations for the election of directors may only be made by the Board of Directors in consultation with its nominating committee. A stockholder of record may recommend to the committee a candidate for consideration as a nominee. The committee will consider a stockholder nominee only if a stockholder provides written notice to: Shiner International, Inc., 19/F, Didu Building, Pearl River Plaza, No. 2 North Longkun Road, Haikou, Hainan Province, China 570125), Attention: Corporate Secretary, not later than 120 days prior to the anniversary of the mailing of the proxy statement for the prior year’s annual meeting of stockholders. Each such notice must include the name, address and telephone number of the potential nominee; a detailed biography of the potential nominee; and evidence of stock ownership by the presenting stockholder, including the number of shares owned. Nominees properly proposed by eligible stockholders will be evaluated by the nominating committee in the same manner as nominees identified by the committee.

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Code of Ethics

We have adopted a code of conduct that applies to our chief executive officer, chief financial officer and all of our other officers, employees and directors, a copy of which may be viewed on the “Corporate Governance” page of our website located at www.shinerinc.com/inves_cg.html or a printed copy may be obtained by making a written request to Corporate Secretary, Shiner International, Inc., at 19/F, Didu Building, Pearl River Plaza, No. 2 North Longkun Road, Haikou, Hainan Province, China 570125.

Stockholder Communication with the Board

Stockholders and other interested parties may communicate with the Board, including non-management directors, by sending a letter to our board of directors, c/o Corporate Secretary, Shiner International, Inc., 19th Floor, Didu Building, Pearl River Plaza, No. 2 North Longkun Road, Haikou, Hainan Province, 570125 People’s Republic of China, for submission to the Board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation of each of our named executives in 2014. Our named executives are: our chief executive officer and president, Mr. Qingtao Xing; our interim chief financial officer and corporate controller, Ms. XueZhu Xu; and our next two most highly compensated executive officers - our executive vice president of manufacturing, Mr. Jian Fu, and our chief operating officer, Mr. MingBao Li.

Change in
Pension
						Non-Equity	Value and
						Incentive	Nonqualified
			Stock Option			Plan	Deferred	All Other
Name and		Salary	Awards	Awards	Bonus	Compensation	Compensation	Compensation
Principal Position	Year	($)*	($)	($)	($)*	($)	Earnings ($)	($)	Total ($)*
Qingtao Xing, President and Chief Executive Officer	2014 2013 2012	9558 9054 8516	— — —	— — —	36967 36494 35451	— — —	— — —	— — —	46525 45548 43967

Xuezhu Xu, Interim Chief Financial Officer and Corporate Controller	2014 2013 2012	8669 8371 7983	— — —	— — —	17478 17089 16543	— — —	— — —	— — —	26147 25460 24526

Jian Fu, Executive Vice President of Manufacturing	2014 2013 2012	9183 8730 8516	— — —	— — —	24830 20980 19327	— — —	— — —	— — —	34013 29710 27843

MingBiao Li, Chief Operating Officer	2014 2013 2012	8593 8267 8131	— — —	— — —	22846 20443 19327	— — —	— — —	— — —	31439 28710 274584

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*

Each of the named executive officer were paid their salaries and bonuses in RMB and the amounts in the foregoing table represent the US dollar equivalent based on a conversion rate of $1= RMB 6.1463 and RMB 6.1920 at December 31, 2014 and 2013, respectively.

Narrative Disclosure to Summary Compensation Table

Compensation paid to our named executives in 2014 consisted solely of cash salary and bonus. However, in the future, our named executive officers may be eligible to receive other forms of compensation.

Historically, we have not provided our named executives with perquisites or other personal benefits. Additionally, we do not provide any company-sponsored retirement benefits or deferred compensation programs to any employee, including the named executive officers (other than a mandatory state pension scheme in which all of our employees in the People’s Republic of China participate), because it is not customary to provide such benefits and programs in the People’s Republic of China.

We maintain employment agreements with each of our named executive officers. The terms of these employment agreements generally provide that the employment relationship must comply with the laws and regulations of the People’s Republic of China. These agreements do not specifically provide any payments in the event of a change in control of Shiner or the executive’s termination, other than payments that may be required pursuant to Chinese labor laws.

Mr. Fu and Ms. Xu are subject to a two-year non-compete under their employment agreements. The non-compete prohibits them from working for any other organization which provides the same kind of products or services as Shiner and from competing with Shiner for its employees and customers.

Director Compensation

The following table provides information concerning the compensation of our non-executive directors for the year ended December 31, 2014.

Change in
Pension
Value and
Nonqualified
				Non-Equity	Deferred
	Fees Earned or	Stock	Option	Incentive Plan	Compensation	All Other
	Paid in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
	($)	($)	($)	($)	($)	($)	($)
Jian Fu (1)	—	—	—	—	—	—	—
Yuet Ying (1)	—	—	—	—	—	—	—
Zhenhuan Yuan	15,000	—	—	—	—	—	15,000

Narrative to Director Compensation Table

Mr. Fu is executive officers of Shiner and did not receive any compensation for serving on our Board of Directors. Mr. Ying elected to forego any compensation for his board service for the 2014 fiscal year. The only non-executive director received a $3,750 quarterly cash retainer.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of March 27, 2015 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of Shiner International, Inc., 19th Floor, Didu Building, Pearl River Plaza, No. 2 North Longkun Road, Haikou, Hainan Province, 570125 People’s Republic of China.

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			Amount
			&Nature of	Percent
Name & Address of Beneficial			Beneficial	of
Owner	Office, If Any	Title of Class	Ownership(1)	Class(2)
Officers and Directors
Yuet Ying	Director	Common Stock, $0.001 par value	11,518,408	41.22%

Jian Fu (3)	Chief Executive Officer and Director	Common Stock, $0.001 par value	51,000	*

Qingtao Xing	Chief Financial Officer and Board Chair	Common Stock, $0.001 par value	-	*

XueZhu Xu (4)	Chief Operating Officer	Common Stock, $0.001 par value	40,000	*

MingBao Li	Director	Common Stock, $0.001 par value	-	*

Zhenhuan Yuan (5)	Non-Executive and Non- Voting Director		30,000	*

All Officers and Directors as a group (5 persons named above)	-	-	11,639,408	41.65%

		5% Security Holders

First Wilshire Securities Management, Inc. (6) 1224 East Green Street, Suite 200, Pasadena, California 91106		Common Stock, $0.001 par value	2,420,544	8.66%

Yuet Ying		Common Stock, $0.001 par value	11,518,408	41.22%

*	Less than 1 percent

(1)

In computing the number and percentage of shares beneficially owned by a person, shares that may be acquired by such person within 60 days of March 27, 2015 are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

(2)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. At the close of business on March 27, 2015, we had 27,941,491 shares of common stock outstanding.

(3)	The shares reported include 51,000 shares held by Mr. Fu’s spouse; Mr. Fu disclaims beneficial ownership of all of these shares.

(4)	The shares reported include 40,000 shares held by Ms. Xu’s daughter; Ms. Xu disclaims beneficial ownership of all of these shares.

(5)

The shares reported include 30,000 shares issuable upon the exercise of vested options granted to Mr. Yuan on September 12, 2011. The options have an exercise price of $0.80 per share and expire on December 8, 2017.

(6)

This information is derived from a Schedule 13G/A filed by First Wilshire Securities Management, Inc. ("First Wilshire"), a registered broker-dealer, on February 15, 2011. Matthew Dunn, First Wiltshire's Chief Compliance Officer is deemed to have dispositive power with respect to these 988,880.

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TRANSACTIONS WITH RELATED PERSONS,
PROMOTERS AND CERTAIN CONTROL PERSONS

Transactions with Related Persons

Other than as described below, we are not a party to any transactions required to be disclosed pursuant to Item 404 of Regulation S-K, including any transaction or series of transactions between us and any officer, director or affiliates of Shiner that has an aggregate value in excess of $120,000, or 1% of the average of our total assets for the last two completed fiscal years.

On April 30, 2014, one of the Company's PRC subsidiaries, Hainan Modern Hi-Tech Industrial Co. Ltd., entered into a loan agreement with Rixin Hotel Management Co. Ltd., pursuant to which Hainan Modern loaned approximately $3,015,807 to Rixin, at a rate of 12%. At the time this transaction was entered into, Rixin was an unrelated third party; however, in the fourth quarter of 2014, the Company formed a new, subsidiary, Hainan Juneng, that is owned 70% by the Company and 30% by Rixin, thereby rendering Rixin a related party. Hainan Juneng has not conducted any business to date. The outstanding balance of the loan at December 31, 2015, was $3,015,807 and the loan is repayable in full on April 21, 2017. The Company in turn has a payable due to Rixin for cash advances during the 2014 period. The advances have no fixed repayment date and bear a 0% interest rate. There was an outstanding balance of $3,243,050 at December 31, 2014.

Related Party Transaction Approval Policy

It is our policy that the Audit Committee review and approve in advance all related party transactions that are required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC. If advance approval is not feasible, the Audit Committee must approve or ratify the transaction at the next scheduled meeting of the committee. Transactions required to be disclosed pursuant to Item 404 include any transaction or series of transactions between Shiner and any officer, director or certain affiliates of Shiner which has an aggregate value in excess of the lesser of $120,000, or 1% of the average of our total assets for the last two completed fiscal years. In reviewing related party transactions, the Audit Committee evaluates all material facts about the transaction, including the nature of the transaction, the benefit provided to Shiner, whether the transaction is on commercially reasonable terms that would have been available from an unrelated third-party and any other factors necessary to its determination that the transaction is fair to Shiner. To identify related party transactions, each year, we submit and require our directors and officers to complete director and officer questionnaires identifying any transaction with us or any of our subsidiaries in which the officer or director or their family members have an interest.

Director Independence

Our board has determined that each of Messrs. Antonoplos, Cunat, and Yuan are “independent directors” within the meaning of applicable Nasdaq Stock Market rules and the rules promulgated by the SEC.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects our executive officers, delegates authority for the conduct of our day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of our business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

There are currently three directors serving on the Board and at the Annual Meeting, only three directors will be elected. The individuals who have been nominated for election to the Board at the Annual Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the Annual Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director. The three nominees for election as directors are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the Annual Meeting.

Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

The Board of Directors recommends a vote FOR the election of the nominees listed below.

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The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position with the Company	Term as Director
Yuet Ying	61	Chairman of the Board	July 2007 – Present
Jian Fu	50	Director	July 2007 – Present
Zhenhuan Yuan	47	Director	July 2010 – Present

Director Qualifications

Directors are responsible for overseeing our business consistent with their fiduciary duty to shareowners. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on our Board that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and our current and future needs.

In its assessment of each potential candidate, including those recommended by shareowners, the Governance and Nominating Committee considers the nominee’s judgment, integrity, experience, independence, understanding of our business or other related industries and such other factors the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Governance and Nominating Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the board as a whole, in light of our current needs and business priorities.

Set forth below is a narrative disclosure that summarizes some of the specific qualifications, attributes, skills and experiences of our directors. For more detailed information, please refer to the biographical information for each director set forth above.

Director	Titles	Material Qualifications

Yuet Ying	Director and Board Chair	Mr. Ying’s history of leadership experience in the technology industry and his business education were significant to the decision to nominate him and remain important in his role as Chairman.

Jian Fu	Director	Mr. Fu’s engineering experience and technological acumen, along with his knowledge of Shiner’s operations and previous executive experience, are attributes we value in our directors.

Zhenhuan Yuan	Director	Mr. Yuan’s extensive business background and understanding of Chinese culture and business were attributes that Shiner considered important in connection with his nomination to the Board and service on each of the Board’s standing committees.

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General Information

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” above.

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board or executive officer is related to any other nominee, member of the Board of Directors or executive officer.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected MJF to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015. MJF was the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2014.

We are asking our stockholders to ratify the selection of MJF as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of MJF to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by MJF that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accounting firms and their clients during the last fiscal year. Representatives of MJF are expected to attend the Annual Meeting with the opportunity to make a statement and/or respond to appropriate questions from shareholders present at the Annual Meeting.

Services and Fees of Independent Public Accounting Firms

Audit and Related Fees

The following table sets forth fees billed to us by MJF & Associates, APC for professional services rendered for 2014, and by Goldman Kurland and Mohidin LLP for professional services rendered for 2013:

	2014	2013
Audit Fees	$71,500	$107,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$71,500	$107,000

Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of our consolidated financial statements for fiscal years 2014 and 2013, respectively, for the reviews of the financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by MJF & Associates, APC and by Goldman Kurland and Mohidin, LLP, respectively, in connection with statutory and regulatory filings or engagements for the relevant year.

Audit-Related Fees. This category includes the aggregate fees billed during the period for years 2014 and 2013, respectively, for assurance and related services by MJF & Associates, APC and by Goldman Kurland and Mohidin LLP, respectively, that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees.” These amounts generally consist of fees for due diligence accounting consultation with respect to our agreed-upon procedure reports.

Tax Fees. This category includes tax preparation, tax compliance and tax advice.

All Other Fees. This category includes all accounting services which are not included in the foregoing categories.

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Policy for Pre-Approval of Audit and Non-audit Services

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board of Directors to assure that such services do not impair the auditors’ independence from us. The Audit Committee has adopted an approval policy regarding the approval of audit and non-audit services provided by the independent accountants, which approval policy describes the procedures and the conditions pursuant to which the Audit Committee may grant general pre-approval for services proposed to be performed by our independent accountants. All services provided by our independent accountants, both audit and non-audit, must be pre-approved by the Audit Committee. Our Audit Committee has delegated to the chairman of the audit committee the authority to grant pre-approvals of non-audit services provided by MJF & Associates, APC. The decisions of the Chairman of the Audit Committee to pre-approve such a service are required to be reported to the audit committee at its next regularly scheduled meeting.

In determining whether to approve a particular audit or permitted non-audit service, the Audit Committee (or the Chairman thereof) will consider, among other things, whether such service is consistent with maintaining the independence of the independent accountant. The Audit Committee (or the Chairman thereof) will also consider whether the independent accountant is best positioned to provide the most effective and efficient service to our Company and whether the service might be expected to enhance our ability to manage or control risk or improve audit quality.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. Our stockholders voted to approve the disclosed compensation of our named executive officers on an annual basis.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, business unit goals, corporate goals, and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote for the approval of the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, they will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by: Corporate Secretary, Shiner International, Inc. at 19th Floor, Didu Building, Pearl River Plaza, No. 2 North Longkun Road, Haikou, Hainan Province, 570125 People’s Republic of China, no later than the close of business on December 31, 2015. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

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Stockholder proposals to be brought before the 2016 Annual Meeting, made outside the Rule 14a-8 processes, must be submitted to the Company pursuant to Rule 14a-8, no later than March 31, 2016, or will be considered untimely and entitle the Company to discretionary voting under Rule 14a-4.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to Shiner International, Inc., c/o Corporate Secretary, 19th Floor, Didu Building, Pearl River Plaza, No. 2 North Longkun Road, Haikou, Hainan Province, 570125, People’s Republic of China. A copy of our Annual Report on Form 10-K is also made available on our website at http://www.shinerinc.com after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Annual Meeting other than the election of directors, the ratification of the appointment of the independent public accounting firm of the Company and the advisory vote on executive compensation. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

November 4, 2015	By Order of the Board of Directors

/s/ Adam Liu
Adam Liu
Corporate Secretary

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APPENDIX A
REPORT OF THE AUDIT COMMITTEE

Our audit committee, at the direction of our board of directors, has prepared the following report for inclusion in this Proxy Statement. The audit committee is comprised of Mr. Yuan, a non-employee director who meets the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership, is an “independent director” within the meaning of the NASDAQ Marketplace Rules, meets NASDAQ’s financial literacy requirements, and qualifies as an audit committee financial expert as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC. The audit committee acts pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and NASDAQ, which is available via our website at http://www.shinerinc.com.

The audit committee reviewed and discussed our audited consolidated financial statements for the calendar year ended December 31, 2014, with management and with MJF, the independent registered public accounting firm retained by the Company to audit its financial statements. The audit committee received and reviewed management’s representation and the opinion of the independent registered public accounting firm that the Company’s audited financial statements were prepared in accordance with United States generally accepted accounting principles. The audit committee also discussed with the independent registered public accounting firm during 2014 the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, and other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations.

The audit committee received from MJF the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with MJF the independence of their firm.

Based upon the review and discussions referenced above, the audit committee recommended to our board of directors, and the board of directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the SEC.

Respectfully submitted,

/s/ The Audit Committee
Zhenhuan Yuan

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act or the Exchange Act that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings, except to the extent that the Company specifically incorporates it by reference into such filing.

SHINER INTERNATIONAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 15, 2015 AT 10 AM LOCAL TIME

CONTROL ID:
REQUEST ID:

The undersigned stockholder of Shiner International, Inc., a Nevada corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated November 4, 2015, and hereby constitutes and appoints Qingtao Xing and Xue Zhu Xu, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company's Common Stock which the undersigned is entitled to vote at the 2015 Annual Meeting of Stockholders to be held on December 15, 2015, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/BEST
PHONE:	1-866-752-VOTE(8683)

→ Please ensure you fold then detach and retain this portion of this Proxy →

ANNUAL MEETING OF THE STOCKHOLDERS OF SHINER INTERNATIONAL, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1 →	**FOR ALL**	**AGAINST ALL**	**FOR ALL EXCEPT**
Elect as Directors the nominees listed below:	☐	☐	
Yuet Ying			☐
Jian Fu			☐
Zhenhuan Yuan			☐

CONTROL ID:
REQUEST ID:

Proposal 2 →	**FOR**	**AGAINST**	**ABSTAIN**
Approve the ratification of MJF & Associates, APC as the Company's accountant for fiscal year ending December 31, 2015.	☐	☐	☐

Proposal 3 →	**FOR**	**AGAINST**	**ABSTAIN**
Advisory vote for the approval of the Company's executive compensation.	☐	☐	☐

Proposal 4

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED *FOR* ALL NOMINEES, *FOR* THE RATIFICATION OF THE SELECTION OF GKM, AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, AND *FOR* THE APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED NOVEMBER 4, 2015 IS UNABLE TO SERVE OR WILL NOT SERVE.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2015

____

(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

____

(Second Signature if held jointly)